      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 4, 1999

                                                      REGISTRATION NO. 333-77389
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            INTRANET SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            MINNESOTA                                     7373                                    41-1652566
 (State or other jurisdiction of              (Primary standard industrial                     (I.R.S. Employer
           incorporation)                     classification code number)                   Identification Number)

                               8091 WALLACE ROAD
                          MINNEAPOLIS, MINNESOTA 55344
                                 (612) 903-2000
         (Address and Telephone Number of Principal Executive Offices)
                            ------------------------

                                ROBERT F. OLSON
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            INTRANET SOLUTIONS, INC.
                               8091 WALLACE ROAD
                          MINNEAPOLIS, MINNESOTA 55344
                                 (612) 903-2000
           (Name, Address, and Telephone Number of Agent for Service)
                            ------------------------
                                   Copies to:

      WILLIAM M. MOWER, ESQ.                              STEVEN C. KENNEDY, ESQ.
      PHILIP J. TILTON, ESQ.                                FAEGRE & BENSON LLP
MASLON EDELMAN BORMAN & BRAND, LLP                          2200 NORWEST CENTER
       3300 NORWEST CENTER                              MINNEAPOLIS, MINNESOTA 55402
   MINNEAPOLIS, MINNESOTA 55402                                (612) 336-3000
          (612) 672-8200                                     FAX (612) 336-3026
        FAX (612) 672-8397

                            ------------------------

     APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
------------------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]


     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-77389

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
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--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     This Post-Effective Amendment No. 1 (the "Amendment") to the Registration Statement on Form S-1 (File No. 333-77389) of IntraNet Solutions, Inc. (the "Registration Statement") is being filed pursuant to Rule 462(d) under the Securities Act of 1933, as amended, for the sole purpose of amending a certain exhibit previously filed with the Registration Statement and, accordingly, shall become effective immediately upon filing with the Securities and Exchange Commission (the "Commission").

                                    PART II



                     INFORMATION NOT REQUIRED IN PROSPECTUS



ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.



     (a) Exhibits


NUMBER                            DESCRIPTION
------                            -----------
 1        Revised Form of Underwriting Agreement.
 3.1      Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 of the Registrant's registration statement on Form SB-2, File No. 333-13175).
 3.2      Bylaws (incorporated by reference to Exhibit 3.2 of the
          Registrant's registration statement on Form SB-2, File No.
          333-14175).
 3.3      Articles of Amendment to Articles of Incorporation, as dated
          June 20, 1997 (incorporated by reference to Exhibit 3.3 of the Registrant's Form 10-KSB for the fiscal year ended March
          31, 1997).
 4.1      Certificate of Designation of Series B Preferred Stock
          (incorporated by reference to Exhibit 4.1 of the
          Registrant's registration statement on Form S-3, File No.
          333-57181).
 4.2      Securities Purchase Agreement, dated May 6, 1998, by and
          among the Registrant, Stark International and Shepherd
          Investments International, Ltd. (incorporated by reference to Exhibit 4.2 of the Registrant's registration statement on
          Form S-3, File No. 333-57181).
 4.3      Registration Rights Agreement, dated May 6, 1998, by and
          among the Registrant, Stark International and Shepherd
          Investments International, Ltd. (incorporated by reference to Exhibit 4.3 of the Registrant's registration statement on
          Form S-3, File No. 333-57181).
 4.4      Certificate of Designation of Series A convertible preferred stock (incorporated by reference to Exhibit 3(i)(A) of the
          Registrant's Form 10-QSB for the three months ended June 30,
          1997).
 4.5      Form of Stock Purchase Warrant issued to purchasers of units containing the Registrant's Series A convertible preferred stock and Stock Purchase Warrants (incorporated by reference to Exhibit 4.1 of the Registrant's Form 10-QSB for the three months ended June 30, 1997).
 4.6      Form of Registration Rights Agreement entered into by and
          between the Registrant and purchasers of units containing
          the Registrant's Series A convertible preferred stock and
          Stock Purchase Warrants (incorporated by reference to
          Exhibit 10.1 of the Registrant's Form 10-QSB for the three months ended June 30, 1997).
 5        Opinion of Maslon Edelman Borman & Brand, LLP.
10.1      Lease Agreement dated, April 24, 1996, by and between CSM
          Investors, Inc. and Registrant (incorporated by reference to
          Exhibit 10.1 of the Registrant's registration statement on
          Form SB-2, File No. 333-14175).

NUMBER                            DESCRIPTION
------                            -----------
10.2      Credit and Security Agreement, dated March 14, 1995, by and between Diversified Business Credit, Inc. and the Registrant
          (incorporated by reference to Exhibit 10.2 of the
          Registrant's registration statement on Form SB-2, File No.
          333-14175).
10.3      Term Loan Supplement to Credit Agreement, dated March 14,
          1995, by and between the Registrant and Diversified Business
          Credit, Inc. (incorporated by reference to Exhibit 10.3 of the Registrant's registration statement on Form SB-2, File
          No. 333-14175).
10.4      IntraNet Solutions, Inc. 1994-1997 Stock Option and
          Compensation Plan (incorporated by reference to Exhibit 10.4 of the Registrant's registration statement on Form SB-2,
          File No. 333-14175).
10.5      Employment Agreement, dated July 30, 1996, by and between
          the Registrant and Robert F. Olson (incorporated by
          reference to Exhibit 10.5 of the Registrant's registration statement on Form SB-2, File No. 333-14175).
10.6      Employment Agreement, dated July 30, 1996, by and between
          the Registrant and Jeffrey J. Sjobeck (incorporated by
          referenced to Exhibit 10.6 to the Registrant's Form 10-KSB for the fiscal year ended March 31, 1997).
10.7      Promissory Note, dated December 23, 1996, made by the
          Registrant in favor of Circle F Ventures, LLC (incorporated by reference to Exhibit 10.7 of the Registrant's Form 10-KSB for the fiscal year ended March 31, 1997).
10.8      Amendment, dated March 4, 1997, to the Promissory Note made by the Registrant in favor of Circle F Ventures, LLC dated
          December 23, 1996 (incorporated by reference to Exhibit 10.8 of the Registrant's Form 10-KSB for the fiscal year ended
          March 31, 1997).
10.9      Lease Agreement dated April 22, 1998, by and between Lake
          Corporate Center LLC and the Registrant (incorporated by
          reference to Exhibit 10.9 of the Registrant's registration statement on Form 10-KSB for the fiscal year ended March 31,
          1998).
10.10     Stock Purchase Warrant Agreement, dated December 23, 1996, by and between the Company and Circle F Ventures, LLC
          (incorporated by reference to Exhibit 10.10 of the
          Registrant's Form 10-KSB for the fiscal year ended March 31,
          1997).
10.11     Security Agreement, dated December 23, 1996, by and between the Registrant and Circle F Ventures, LLC (incorporated by reference to Exhibit 10.11 of the Registrant's Form 10-KSB for the fiscal year ended March 31, 1997).
10.12     Subordination Agreement, dated December 23, 1996, by and
          between the Registrant Diversified Business Credit, Inc. and
          Circle F Ventures, LLC (incorporated by reference to Exhibit
          10.12 of the Registrant's Form 10-KSB for the fiscal year
          ended March 31, 1997).
10.13     Promissory Note, dated March 18, 1997, made by the
          Registrant in favor of Circle F Ventures, LLC (incorporated by reference to Exhibit 10.13 of the Registrant's Form
          10-KSB for the fiscal year ended March 31, 1997).
10.14     Sublease Agreement, dated April 22, 1998, by and between CSM
          Investors, Inc., Digital River, Inc. and the Registrant
          (incorporated by reference to Exhibit 10.14 of the
          Registrant's Form 10-KSB for the fiscal year ended March 31,
          1997).

NUMBER                            DESCRIPTION
------                            -----------
10.15     Stock Purchase Warrant Agreement, dated March 18, 1997, by and between the Registrant and Circle F Ventures, LLC
          (incorporated by reference to Exhibit 10.15 of the
          Registrant's Form 10-KSB for the fiscal year ended March 31,
          1997).
10.16     Schedule identifying certain material details of documents substantially identical to those set forth in Exhibits
          10.17, 10.18, 10.19 and 10.20 (incorporated by reference to
          Exhibit 10.16 of the Registrant's Form 10-KSB for the fiscal year ended March 31, 1997).
10.17     Promissory Note, dated December 20, 1996, made by the
          Registrant in favor of Rita M. Olson (incorporated by
          reference to Exhibit 10.17 of the Registrant's Form 10-KSB for the fiscal year ended March 31, 1997).
10.18     Amendment, dated March 4, 1997, to the Promissory Note made by the Registrant in favor of Rita M. Olson dated December
          20, 1996 (incorporated by reference to Exhibit 10.18 of the
          Registrant's Form 10-KSB for the fiscal year ended March 31,
          1997).
10.19     Amendment, dated June 5, 1997, by and between the Registrant and Rita M. Olson dated December 20, 1996 (incorporated by reference to Exhibit 10.19 of the Registrant's Form 10-KSB for the fiscal year ended March 31, 1997).
10.20     Stock Purchase Warrant Agreement, dated December 20, 1996, by and between the Registrant and Rita M. Olson
          (incorporated by reference to Exhibit 10.20 of the
          Registrant's Form 10-KSB for the fiscal year ended March 31,
          1997).
10.21     Note Conversion and Subscription Agreement, dated June 6,
          1997, by and between the Registrant and Rita M. Olson
          (incorporated by reference to Exhibit 10.21 of the
          Registrant's Form 10-KSB for the fiscal year ended March 31,
          1997).
10.22     Note Conversion and Subscription Agreement, dated June 6,
          1997, by and between the Registrant and Wayne W. Mills
          (incorporated by reference to Exhibit 10.22 of the
          Registrant's Form 10-KSB for the fiscal year ended March 31,
          1997).
10.23     Asset Purchase Agreement, dated as of March 30, 1998, by and among Midwest Graphics & Response Systems, Inc., Stephen M.
          Krenz, and IntraNet Distribution Group, Inc. (incorporated by reference to Exhibit 10.23 of the Registrant's Form
          10-QSB for the three months ended September 30, 1998).
10.24     Asset Purchase Agreement, dated August 13, 1998, by and
          among IntraNet Solutions, Inc., IntraNet Distribution Group,
          Inc., and Communication Connections, Inc. (incorporated by reference to Exhibit 10.24 of the Registrant's Form 10-QSB for the three months ended September 30, 1998).
10.25     Asset Purchase Agreement, dated effective as of September
          30, 1998, by and between Osage Systems Group, Inc., Osage
          Systems Group Minneapolis, Inc. and IntraNet Solutions, Inc.
          (incorporated by reference to Exhibit 10.25 of the
          Registrant's Form 10-QSB for the three months ended
          September 30, 1998).
10.26     Employment Agreement, dated April 1, 1999, by and between
          the Registrant and Gregg A. Waldon.
10.27     Credit and Security Agreement, dated April 11, 1999, by and between the Registrant and Diversified Business Credit, Inc.

NUMBER                            DESCRIPTION
------                            -----------
21        Subsidiaries of Registrant (incorporated by reference to
          Exhibit 21 of the Registrant's registration statement on
          Form SB-2, File No. 333-14175).
23.1      Consent of Grant Thornton LLP.
23.2      Consent of Ernst & Young LLP.
23.3      Consent of Maslon Edelman Borman & Brand, LLP (included in
          Exhibit 5 to the Registration Statement).
24.1      Powers of Attorney.
27        Financial Data Schedule.


     (b) Financial Statement Schedules



     Schedule II -- Valuation and Qualifying Accounts

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, State of Minnesota, on June 3, 1999.


                                          INTRANET SOLUTIONS, INC.


                                          By:      /s/ GREGG A. WALDON

                                             -----------------------------------
                                          Name:         Gregg A. Waldon

                                          Title: Chief Financial Officer,
                                                 Treasurer and  Secretary
                                                  (Principal Financial
                                                 and Accounting Officer)


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed below on the 3rd day of June, 1999 by the following persons in the capacities indicated:


                     SIGNATURE                                       TITLE
                     ---------                                       -----

                         *                           President, Chief Executive Officer
---------------------------------------------------    and Director (Principal Executive
                  Robert F. Olson                      Officer)

                         *                           Chief Financial Officer, Treasurer,
---------------------------------------------------    Secretary and Director (Principal
                  Gregg A. Waldon                      Financial and Accounting Officer)

                         *                           Director
---------------------------------------------------
              Ronald E. Eibensteiner

                         *                           Director
---------------------------------------------------
                 Kenneth H. Holec

                         *                           Director
---------------------------------------------------
                 Steven C. Waldron

* Gregg A. Waldon, by signing his name hereto, does hereby sign this document on behalf of himself and each of the other above-named executive officer and directors of the Registrant pursuant to powers of attorney duly executed by such person.

                /s/ GREGG A. WALDON
---------------------------------------------------
                 Gregg A. Waldron

                                 EXHIBIT INDEX


EXHIBIT                     DESCRIPTION OF DOCUMENT                     PAGE NO.
-------                     -----------------------                     --------
1         Revised Form of Underwriting Agreement
5         Opinion of Maslon Edelman Borman & Brand, LLP.                    *
10.26     Employment Agreement, dated April 1, 1999, by and between         *
          the Registrant and Gregg A. Waldon.
10.27     Credit and Security Agreement, dated April 11, 1999, by and       *
          between the Registrant and Diversified Business Credit, Inc.
23.1      Consent of Grant Thornton LLP.                                    *
23.2      Consent of Ernst & Young LLP.                                     *
23.3      Consent of Maslon Edelman Borman & Brand, LLP (included in        *
          Exhibit 5).
24.1      Powers of Attorney.                                               *
27        Financial Data Schedule                                           *


-------------------------

* Previously filed.